EXHIBIT 10.1

50128.0001 117433v2

SUBORDINATED DEBENTURE PURCHASE AGREEMENT

This SUBORDINATED DEBENTURE PURCHASE AGREEMENT, dated as of April 30, 2020 (this “Agreement”), is by and among Guaranty Bancshares, Inc., a Texas corporation (the “Company”), and the purchaser of the Debenture (as defined herein) named on the signature page hereto (the “Purchaser”).

BACKGROUND

The Company intends to sell to the Purchaser, and the Purchaser intends to purchase from the Company, a junior subordinated debenture(s) evidencing unsecured subordinated debt of the Company in the original principal amount, with such maturity date and bearing interest and in an amount specified on the Purchaser’s signature page hereto  (singularly or collectively, hereafter the “Debenture”).

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein, the parties agree as follows:

Article 1
PURCHASE; CLOSING

1.1Purchase.  On the terms and subject to the conditions set forth herein, and in consideration of Purchaser’s payment of the original principal amount set forth on Purchaser’s signature page hereto (the “Purchase Price”), Purchasers will purchase from the Company, and the Company will sell to Purchaser, the Debenture.  Purchaser agrees to purchase the Debenture from the Company on the date hereof in accordance with the terms of, and subject to the conditions and provisions set forth in, this Agreement and the Debenture.

1.2Closing.

(a)The closing of the purchase of the Debenture by the Purchaser pursuant hereto (the “Closing”) shall occur at 10:00 a.m., Central time, on May 1, 2020, or at such later date within three days thereof as may be agreed to by the parties, at the offices of Guaranty Bank & Trust, N.A., 100 West Arkansas, Mt. Pleasant, TX 75455 or remotely via the electronic or other exchange of documents and signature pages, or such other date or location as agreed by the parties.

(b)At the Closing:

(1)The Company will deliver to Purchaser, in a denomination equal to the Purchase Price, a Debenture duly executed by the Company; and

(2)Purchaser will deliver the Purchase Price to the Company either by (i) wire transfer; (ii) cashier’s check; or (iii) transfer from an existing Guaranty account of immediately available funds to the account provided to Purchaser by the Company.

EXHIBIT 10.1

ARTICLE 2
REPRESENTATIONS AND WARRANTIES

2.1Representations and Warranties of the Company.  The Company hereby represents and warrants to Purchaser, as of the date hereof, that:

(a)Organization and Authority.  The Company is a corporation duly organized and validly existing under the laws of the state of Texas, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified except where any failure to be so qualified would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company, and has the corporate or other organizational power and authority to own its properties and assets and to carry on its business as it is now being conducted.

(b)Authorization; No Conflicts; No Default.  The Company has the corporate power and authority to execute and deliver this Agreement and the Debenture and to perform its obligations hereunder and thereunder.  The Debenture has been duly authorized, executed and delivered by the Company and, constitutes the legal, valid and binding obligation of the Company in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar Laws of general applicability relating to or affecting creditors’ rights or by general equity principles (whether applied in equity or at law).

2.2Representations and Warranties of Each Purchaser.  Purchaser hereby represents and warrants to the Company, as of the date hereof, that:

(a)Authority.

(1)Purchaser has all requisite authority (and in the case of an individual, the capacity) to purchase the Debenture, enter into this Agreement and to perform all the obligations required to be performed by Purchaser hereunder, and such purchase will not contravene any law, rule or regulation binding on Purchaser or any investment guideline or restriction applicable to Purchaser.

(2)Purchaser is a resident of the state set forth on the signature page hereto and is not acquiring the Debenture as a nominee or agent or otherwise for any other person.

(3)Purchaser will comply with all applicable laws and regulations in effect in any jurisdiction in which Purchaser purchases or sells the Debenture and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which Purchaser is subject or in which Purchaser makes such purchases or sales, and the Company shall have no responsibility therefor.

(b)Information Concerning the Company.

(1)Purchaser has not been furnished any offering materials.

EXHIBIT 10.1

(2)Purchaser understands that no public market now exists or is expected to exist for the Debenture, and that the Company has made no assurances that a public market will ever exist for the Debenture.

(3)Purchaser confirms that it is not relying on any communication (written or oral) of the Company or any of its affiliates as investment or tax advice or as a recommendation to purchase the Debenture.  It is understood that information and explanations related to the terms and conditions of the Debenture provided by the Company or any of its affiliates or representatives shall not be considered investment or tax advice or a recommendation to purchase the Debenture, and that neither the Company nor any of its affiliates or representatives is acting or has acted as an advisor to Purchaser in deciding to invest in the Debenture.  Purchaser acknowledges that neither the Company nor any of its affiliates or representatives has made any representation regarding the proper characterization of the Debenture for purposes of determining Purchaser’s authority to invest in the Debenture.

(4)Purchaser is familiar with the business and financial condition and operations of the Company.  Purchaser has had access to such information concerning the Company and the Debenture as it deems necessary to enable it to make an informed investment decision concerning the purchase of the Debenture.  Purchaser has read and understands the risk factors and other disclosures of uncertainties related to the Company set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and in its other filings with the Securities and Exchange Commission (the “Commission”).

(5)Purchaser understands that no federal or state agency has passed upon the merits or risks of an investment in the Debenture or made any finding or determination concerning the fairness or advisability of this investment.

(c)Non-Reliance.

(1)Purchaser represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Debenture, it being understood that information and explanations related to the terms and conditions of the Debenture shall not be considered investment advice or a recommendation to purchase the Debenture.

(2)Purchaser confirms that the Company has not (i) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Debenture or (ii) made any representation to Purchaser regarding the legality of an investment in the Debenture under applicable legal investment or similar laws or regulations.  In deciding to purchase the Debenture, Purchaser is not relying on the advice or recommendations of the Company and Purchaser has made its own independent decision that the investment in the Debenture is suitable and appropriate for Purchaser.

EXHIBIT 10.1

(d)Status of Undersigned.

(1)Purchaser has such knowledge, skill and experience in business, financial and investment matters that Purchaser is capable of evaluating the merits and risks of an investment in the Debenture.  With the assistance of Purchaser’s own professional advisors, to the extent that Purchaser has deemed appropriate, Purchaser has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Debenture and the consequences of this Agreement.  Purchaser has considered the suitability of the Debenture as an investment in light of its own circumstances and financial condition and Purchaser is able to bear the risks associated with an investment in the Debenture and its authority to invest in the Debenture.  Purchaser understands that the payment on the Debenture at maturity or earlier redemption may be less, and perhaps significantly less, than the principal amount of the Debenture.

(2)Purchaser is an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”).  Purchaser agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Debenture.  Purchaser has completed the Accredited Investor Questionnaire contained in Exhibit A and the information contained therein is complete and accurate as of the date hereof. Any information that has been furnished or that will be furnished by Purchaser to evidence its status as an accredited investor is accurate and complete, and does not contain any misrepresentation or material omission.

(e)Restrictions on Transfer or Sale of Debenture.

(1)Purchaser is acquiring the Debenture solely for Purchaser’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Debenture.  Purchaser understands that the Debenture have not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of Purchaser and of the other representations made by Purchaser in this Agreement.  Purchaser understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(2)Purchaser understands that the Debenture is a “restricted security” under applicable federal securities laws and that the Securities Act and the rules of the Commission provide in substance that Purchaser may dispose of the Debenture only pursuant to an effective registration statement under the Securities Act or an exemption therefrom; and Purchaser understands that the Company has no obligation or intention to register the Debenture, or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder).  Accordingly, Purchaser understands that under the Commission’s rules, Purchaser may dispose of the Debenture principally only in a “private placement” that is exempt from registration under the Securities Act, in which event the transferee will acquire a “restricted security” subject to the same limitations as in the hands

EXHIBIT 10.1

of Purchaser.  Consequently, Purchaser understands that Purchaser must bear the economic risks of the investment in the Debenture for an indefinite period of time.

(3)Purchaser agrees:  (i) that Purchaser will not sell, assign, pledge, give, transfer or otherwise dispose of the Debenture or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Debenture under the Securities Act and all applicable state securities laws, or in a transaction that is exempt from the registration provisions of the Securities Act and all applicable state securities laws; (ii) that the Debenture will bear a legend making reference to the foregoing restrictions; and (iii) that the Company and its affiliates shall not be required to give effect to any purported transfer of such Debenture except upon compliance with the foregoing restrictions.

(4)Purchaser acknowledges that neither the Company nor any other person offered to sell the Debenture to it by means of any form of general solicitation or advertising, including but not limited to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (ii) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

(f)Brokers and Finders.  Purchaser has not employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder’s fees, and no broker or finder has acted directly or indirectly for the Purchaser, in connection with this Agreement whose fees the Company would be required to pay.

(g)Investment Decision.  The Purchaser (1) has reached its decision to invest in the Company independently from any other Person, (2) has not entered into any agreement or understanding with any other Person to act in concert for the purpose of exercising a controlling influence over the Company of any of its subsidiaries, including any agreements or understandings regarding the voting or transfer of shares of the Company, (3) has not been induced by any other Person to enter into this Agreement, and (4) has not entered into any agreement with any other Person with respect to the its investment in the Debenture.

(h)Ability to Bear Economic Risk of Investment.  The Purchaser recognizes that an investment in the Debenture involves substantial risk and the Purchaser has the ability to bear the economic risk of the prospective investment in the Debenture, including the ability to hold the Debenture indefinitely, and further including the ability to bear a complete loss of all of its investment in the Company.

ARTICLE 3
MISCELLANEOUS

3.1Termination.  This Agreement may be terminated, with respect to the Company or any Purchaser, prior to the Closing, (a) by mutual written agreement of the Company and the Purchaser; or (b) by the Company or the Purchaser, upon written notice to the other parties, in the event that the Closing does not occur within five (5) business days of the date of this Agreement.  In the event of any termination of this Agreement as provided in this Section 3.1, this Agreement

EXHIBIT 10.1

(other than this Article 3, which shall remain in full force and effect) shall forthwith become wholly void and of no further force and effect

3.2Survival. Each of the representations and warranties set forth in this Agreement shall survive the Closing through the maturity of the Debenture.  Except as otherwise provided herein, all covenants and agreements contained herein shall survive until, by their respective terms, they are no longer operative, other than those which by their terms are to be performed in whole or in part prior to or on the Closing Date, which shall terminate as of the Closing Date.

3.3No Control.  Purchaser agrees that it shall not, without the prior consent of the Company, contribute capital to the Company or acquire an amount of voting securities of the Company that in either case would cause such Purchaser, to be deemed to control the Company for purposes of the Bank Holding Company Act of 1956, as amended, or the Change in Bank Control Act of 1978, as amended, or applicable state Law.

3.4Expenses.  Each of the parties will bear and pay all costs and expenses incurred by it or on its behalf in connection with the Contemplated Transactions.

3.5Amendment; Waiver.  No amendment or waiver of any provision of this Agreement will be effective with respect to any party unless made in writing and signed by an officer of a duly authorized representative of such party.  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The conditions to each party’s obligation to consummate the Closing are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable Law.  No waiver of any party to this Agreement will be effective unless it is in a writing signed by a duly authorized officer of the waiving party that makes express reference to the provision or provisions subject to such waiver.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

3.6Successors and Assigns.  In the event that either party (or successor to such party) assigns such party’s right and obligations (if any) under a Debenture to a permitted assign in accordance with the terms of such Debenture, this Agreement and such party’s rights and obligations hereunder shall be automatically assigned to and assumed by such permitted assign, without any further action of the parties hereto.  This Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives and successors.

3.7Counterparts and Facsimile.  For the convenience of the parties hereto, this Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement.  Executed signature pages to this Agreement may be delivered by facsimile transmission or by e-mail delivery of a “pdf” format data file and such signature pages will be deemed as sufficient as if actual signature pages had been delivered.

3.8Governing Law.  This Agreement will be governed by and construed in accordance with the Laws of Texas.

EXHIBIT 10.1

3.9WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE EXTENT ALLOWABLE UNDER RELEVANT LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE CONTEMPLATED TRANSACTIONS.

3.10Notices.  Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally or by telecopy or facsimile, upon confirmation of receipt, (b) on the first business day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the third business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid.  All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

(a)If to a Purchaser, as indicated on such Purchaser’s signature page hereto;

(b)If to the Company:

Guaranty Bancshares, Inc.

16475 Dallas Parkway, Suite 600

Addison, Texas 75001

Attention:Randy Kucera

Telephone:(903) 434-4366

Email:RKucera@gnty.com

with a copy to (which copy alone shall not constitute notice):

Fenimore, Kay, Harrison & Ford, LLP

812 San Antonio Street, Suite 600

Austin, Texas 78701

Attention:Derek McGee

Telephone:(512) 632-3954

Email:DMcGee@fkhpartners.com

3.11Entire Agreement.  This Agreement (including the Exhibits hereto) and the Debenture constitute the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

3.12Interpretation; Other Definitions.  Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time.  All article, section, paragraph or clause references not attributed to a particular document shall be references to such parts of this Agreement, and all exhibit, annex, letter and schedule references not attributed to a particular document shall be references to such exhibits, annexes, letters and schedules to this Agreement.  The term “Person”

EXHIBIT 10.1

has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

3.13Captions.  The article, section, paragraph and clause captions herein are for convenience of reference only, do not constitute part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof.

3.14Severability.  If any provision of this Agreement or the application thereof to any Person (including the officers and directors of the parties hereto) or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the Contemplated Transactions is not affected in any manner materially adverse to any party.  Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

3.15No Third Party Beneficiaries.  Nothing contained in this Agreement, expressed or implied, is intended to confer upon any Person other than the parties hereto, any benefit right or remedies.

3.16Time of Essence.  Time is of the essence in the performance of each and every term of this Agreement.

3.17Specific Performance.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms.  It is accordingly agreed that the parties shall be entitled to seek specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or equity.

[Signatures Follow]

EXHIBIT 10.1

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto, or their duly authorized officers, on the date first written above.

COMPANY:

Guaranty Bancshares, Inc.

By:

Tyson T. Abston

Chairman and Chief Executive Officer

[Signatures Continued on Following Page]

[Company Signature Page to Subordinated Debenture Purchase Agreement]

EXHIBIT 10.1

PURCHASER:

[  ]

By:

[  ]

Attention:

Telephone:

Fax:

Email:

No. 2020-DB

Committed Amount:	$500,000
Rate:	X.00%
Term:	X months
Maturity	November 1, 20XX

[Purchaser Signature Page to Subordinated Note Purchase Agreement]

EXHIBIT 10.1

Exhibit A

Accredited Investor Questionnaire

To:	Prospective purchasers of subordinated debentures (the “Securities”) offered by Guaranty Bancshares, Inc. (the “Company”)

Re:Requirement to Submit an Accredited Investor Representation Letter

The Securities are being sold only to “accredited investors” (“Accredited Investors”) as defined in Rule 501(a) under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”). The purpose of the attached Accredited Investor Representation Letter (the “Letter”) is to collect information from you to determine whether you are an Accredited Investor and otherwise meet the suitability criteria established by the Company for investing in the Securities.

As part of verifying your status as an Accredited Investor, you may be asked to submit supporting documentation as described in the Letter.  You must fully complete and sign the Letter, and deliver all required supporting documentation, before the Company will consider your proposed investment.

All of your statements in the Letter and all required supporting documentation delivered by you or on your behalf in connection with the Letter (collectively, the “Investor Information”) will be treated confidentially.

You understand that the Company will rely on your representations and other statements and documents included in the Investor Information in determining your status as an Accredited Investor and whether to accept your subscription for the Securities.

The Company reserves the right, in its sole discretion, to verify your status as an Accredited Investor using any other methods that it may deem acceptable from time to time. However, you should not expect that the Company will accept any other such method. The Company may refuse to accept your request for investment in the Securities for any reason or for no reason.

[remainder of this page intentionally left blank]

[Accredited Investor Questionnaire]

EXHIBIT 10.1

ACCREDITED INVESTOR REPRESENTATION LETTER

Guaranty Bancshares, Inc.

Attn: Tyson T. Abston, Chairman and Chief Executive Officer

16475 Dallas Parkway, Suite 600

Addison, Texas 75001

Dear Guaranty Bancshares, Inc.:

I am submitting this Accredited Investor Representation Letter (the “Letter”) in connection with the offering of subordinated debentures (the “Securities”) of Guaranty Bancshares, Inc. (the “Company”). I understand that the Securities are being sold only to accredited investors (“Accredited Investors”) as defined in Rule 501(a) of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”).

I hereby represent and warrant to the Company that I qualify as an Accredited Investor on the basis that:

Representations as to Accredited Investor Status. The undersigned has read the definition of “Accredited Investor” from Rule 501 of Regulation D as set forth in Exhibit A, and certifies that either (You must check either box 1 or 2; if you check box A, you must check at least one of the boxes (a) through (g):

☐	1.The undersigned is an “Accredited Investor” for one or more of the following reasons:
☐

(a)The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth (excess of total assets at fair market value, including homes (but excluding the value of the primary residence of such individual), automobiles and personal property, over total liabilities (but excluding the amount of indebtedness secured by the individual’s primary residence up to its fair market value, and including the amount of any such indebtedness in excess of such fair market value)), or joint net worth with his or her spouse, presently exceeds $1,000,000;

☐

(b)The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year;

☐

(c)The undersigned is a director or executive officer (e.g., President or any vice president in charge of a principal business unit, division or function such as sales, administration or finance) of the Company;

[Accredited Investor Questionnaire]

EXHIBIT 10.1

☐

(d)The undersigned is a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Notes and with total assets in excess of $5,000,000;

______________________________________________
______________________________________________ (describe entity)
☐

(e)The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Notes, whose purchase would be directed by a “sophisticated person” as described in Rule 506(b)(2)(ii);

☐

(f)The undersigned is a revocable trust which may be amended or revoked by the grantors, and all of the grantors satisfy the conditions of clauses (a), (b) or (c) above and have completed copies of this Questionnaire, which copies are delivered to the Company herewith;

☐

(g)The undersigned is an entity all the equity owners of which are “accredited investors” within one or more of the above categories.  If relying upon this category alone, each equity owner must complete a separate copy of this Questionnaire;

______________________________________________
______________________________________________ (describe entity)

☐2.The undersigned is not an “Accredited Investor.”

[signature page follows]

[Accredited Investor Questionnaire]

EXHIBIT 10.1

RELIANCE ON REPRESENTATIONS

I understand that the Company and its counsel are relying upon my representations in the Letter and upon the supporting documentation to be delivered by me or on my behalf in connection with the Letter (collectively, the “Investor Information”).

SHARING OF INVESTOR INFORMATION

I understand and agree that the Company may present the Investor Information to its legal, accounting and financial advisors and such other parties as it deems appropriate to establish that the issuance and sale of the Securities (a) is exempt from the registration requirements of the Securities Act or (b) meets the requirements of applicable state securities laws.

INVESTOR’S SIGNATURE AND CONTACT INFORMATION

Date: _______________________________

Name:_______________________________

Signature: _______________________________

Email address: _______________________________

Mailing address:_______________________________

_______________________________

_______________________________

_______________________________

Telephone number:_______________________________

SPOUSE’S SIGNATURE AND CONTACT INFORMATION

NOTE: The investor’s spouse need only sign this letter if the investor is a natural person proving its accredited investor status based on joint income or joint net worth with the spouse under 1(a) or(b). A spouse who signs this letter makes all representations set out in this letter, including those relating to joint income or joint net worth, as applicable, on a joint and several basis.)

Date: _______________________________

Name:_______________________________

Signature: _______________________________

Email address: _______________________________

Mailing address:_______________________________

_______________________________

_______________________________

_______________________________

Telephone number:_______________________________

[Accredited Investor Questionnaire]